UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

(Date of earliest

event reported): November 1, 2018

The Marcus Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	1-12604	39-1139844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 East Wisconsin Avenue, Suite 1900, Milwaukee, Wisconsin 53202-4125

(Address of principal executive offices, including zip code)

  (414) 905-1000

(Registrant’s telephone number, including area code)

  Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17-CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17-CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 1, 2018, The Marcus Corporation, together with its subsidiaries MMT Texny, LLC and MMT Lapagava, LLC (collectively, the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with VSS-Southern Theatres LLC, Movie Tavern, Inc., Movie Tavern Theatres, LLC and TGS Beverage Company, LLC (collectively, “Sellers”) pursuant to which the Company will acquire substantially all of the assets and assume certain limited liabilities of Sellers’ Movie Tavern branded movie theatre business (the “Movie Tavern Business”). The Movie Tavern Business consists of 22 dine-in theatres located in Texas, Pennsylvania, Georgia, Louisiana, New York, Colorado, Arkansas, Kentucky and Virginia.

The purchase price for the Movie Tavern Business consists of $30 million in cash, subject to certain adjustments, and 2,450,000 shares of The Marcus Corporation common stock, $1.00 par value per share (the “Shares”). The Company will finance the cash portion of the purchase price from existing sources of cash. Completion of the transaction is subject to certain customary closing conditions and approvals, including, among others, early termination or expiration of the applicable waiting period under the Hart-Scott-Rodino Act.

The Purchase Agreement contains customary representations, warranties and covenants of the Company and Sellers, including, among others, covenants with respect to Sellers’ conduct of the Movie Tavern Business during the period between the execution of the Purchase Agreement and consummation of the transaction. The Purchase Agreement also contains certain indemnification rights with respect to, among other things, breaches of representations, warranties or covenants by either party and, in the case of the Company, pre-closing liabilities of the Movie Tavern Business that are not assumed by the Company.

The Purchase Agreement also contains customary termination rights, including in the event that the transaction has not been consummated on or before May 1, 2019 (the “Termination Date”), subject to extension in certain circumstances. However, a party may not terminate the Purchase Agreement on the Termination Date if the terminating party breached any of its obligations under the Purchase Agreement and such breach was the cause of, or resulted in, the failure of the closing to occur on or before the Termination Date.

The Marcus Corporation has agreed to file, at or prior to the closing of the transaction, a registration statement with the Securities and Exchange Commission to register Sellers’ resale of the Shares. In addition, The Marcus Corporation, VSS-Southern Theatres LLC and Movie Tavern, Inc. will enter into a shareholders’ agreement at closing setting forth certain obligations of the parties with respect to Sellers’ orderly resale of the Shares, including time, manner, volume and price limitations on such resales.

Item 3.02.	Unregistered Sales of Equity Securities.

The description set forth under Item 1.01 of this Current Report on Form 8-K related to the issuance of the Shares as partial consideration for the transaction is incorporated into this Item 3.02 by reference. The Shares will be issued in a private placement transaction pursuant to the registration exemption set forth in Section 4(a)(2) of the Securities Act of 1933, as amended.

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Item 7.01.	Regulation FD Disclosure.

On November 2, 2018, the Company issued a press release announcing the execution of the Purchase Agreement. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being furnished herewith:

Exhibit

Number

(99.1)	Press Release of The Marcus Corporation, dated November 2, 2018

Special Note Regarding Forward-Looking Statements

Certain matters discussed in this Current Report on Form 8-K are “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995, including the expectation that the acquisition of the Movie Tavern Business will be accretive to earnings, earnings per share and cash flow in the Company’s first 12 months following the closing of the transaction. These forward-looking statements may generally be identified as such because the context of such statements include words such as we “believe,” “anticipate,” “expect” or words of similar import. Similarly, statements that describe our future plans, objectives or goals are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties which may cause results to differ materially from those expected, including, but not limited to, the following: (1) the availability, in terms of both quantity and audience appeal, of motion pictures for our theatre division, as well as other industry dynamics such as the maintenance of a suitable window between the date such motion pictures are released in theatres and the date they are released to other distribution channels; (2) the effects of adverse economic conditions in our markets, particularly with respect to our hotels and resorts division; (3) the effects on our occupancy and room rates of the relative industry supply of available rooms at comparable lodging facilities in our markets; (4) the effects of competitive conditions in our markets; (5) our ability to achieve expected benefits and performance from our strategic initiatives and acquisitions; (6) the effects of increasing depreciation expenses, reduced operating profits during major property renovations, impairment losses, and preopening and start-up costs due to the capital intensive nature of our businesses; (7) the effects of weather conditions, particularly during the winter in the Midwest and in our other markets; (8) our ability to identify properties to acquire, develop and/or manage and the continuing availability of funds for such development; (9) the adverse impact on business and consumer spending on travel, leisure and entertainment resulting from terrorist attacks in the United States or other incidents of violence in public venues such as hotels and movie theatres; (10) a disruption in our business and reputational and economic risks associated with civil securities claims brought by shareholders; and (11) our ability to timely and successfully integrate the Movie Tavern Business into our own circuit. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are made only as of the date of this Current Report on Form 8-K, and we undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MARCUS CORPORATION

Date: November 2, 2018	By:	/s/ Douglas A. Neis
Douglas A. Neis
Executive Vice President, Chief Financial Officer and Treasurer

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